                                                                  Exhibit 10.69

                          SALOMON BROTHERS REALTY CORP.
                    390 Greenwich Street, 4th Floor
                            New York, New York 10013

                                                November 30, 2000

NC Capital Corporation
18400 Von Karman, Suite 1000
Irvine, California 92612
Attention:  Mr. Patrick Flanagan
            President

New Century Mortgage Corporation
18400 Von Karman, Suite 1000
Irvine, California 92612
Attention:  Mr. Brad Morrice
            Chief Executive Officer

Ladies and Gentlemen:

      This letter agreement (the "Letter Agreement") confirms the understanding and agreements among NC Capital Corporation ("NCCC"), New Century Mortgage Corporation ("New Century") and Salomon Brothers Realty Corp. ("SBRC"), under the terms set forth herein, regarding SBRC's agreement to provide a financing line (the "Financing Line") to NCCC in connection with certain adjustable-rate and fixed-rate, first lien and second lien mortgage loans that are originated by New Century (the "Mortgage Loans").

            1. Mortgage Loans.

            (a) In General. SBRC agrees to make available to NCCC and New Century the Financing Line from November 30, 2000 until May 31, 2001. The amount of Mortgage Loans on the Financing Line at any time shall not exceed $500,000,000.

            (b) Servicing of the Mortgage Loans. The purchase by SBRC of a Mortgage Loan pursuant to the Financing Line shall include the purchase of the related servicing rights for such Mortgage Loan. Unless otherwise agreed to between SBRC and NCCC, SBRC hereby covenants and agrees to hire New Century to service; and New Century hereby covenants and agrees to service the Mortgage Loans for a term beginning on the related Settlement Date (as defined in Section 2(a) hereof) and ending on the related repurchase date as provided for in the Purchase and Sale Agreement (as defined in Section 2(a) hereof); provided that if a Termination Event (as defined in Section 4(b) hereof) has occurred, New Century shall immediately be terminated as servicer. In connection with its servicing duties, New Century can service the Mortgage Loans itself or through such other sub-servicer which SBRC has accepted in writing, as the sub-servicer (the "Sub-Servicer") provided that, SBRC shall have the right to perform due diligence on any entity appointed

NC Capital Corporation
New Century Mortgage Corporation
December 1, 2000                                                         Page 2.


as servicer or sub-servicer of the Mortgage Loans and may require New Century to select another servicer or sub-servicer to the extent that SBRC is not satisfied with the results of such due diligence. The Mortgage Loans shall be serviced in accordance with the servicing provisions specified in the Pooling and Servicing Agreement, Series 2000-NC1 dated as of March 1, 2000 among Firstar Bank, N.A., U.S. Bank National Association, Salomon Brothers Mortgage Securities VII, Inc. and New Century. New Century or the Sub-Servicer shall enforce "due-on-sale" provisions to the extent permitted by law, shall administer all escrow/impound deposits, shall pay compensating interest on principal prepayments in any month up to the amount of its servicing compensation in such month and shall make all servicing advances on any Mortgage Loan (including advances of delinquent principal and interest payments). New Century or the Sub-Servicer shall be required to make advances in respect of delinquent payments of principal and interest on the Mortgage Loans through foreclosure, subject to New Century's or the Sub-Servicer's determination regarding recoverability. The Mortgage Loans shall be serviced for a servicing fee equal to 0.50% per annum payable monthly on the then-outstanding principal balance of each Mortgage Loan (the "Servicing Fee"). Any fee payable to the Sub-Servicer shall be paid by New Century without any right of reimbursement by SBRC. Any Sub-Servicer shall execute a letter agreement recognizing SBRC's interest in the Mortgage Loans in the form of Exhibit A. Notwithstanding the foregoing, in the event NCCC fails to repurchase a Mortgage Loan on the related repurchase date or if a Termination Event occurs, New Century and any related Sub-Servicer will no longer be servicer with respect to such Mortgage Loan or Mortgage Loans, unless the term of servicing is extended by SBRC in its sole discretion. In such event, SBRC shall have the right to transfer such servicing to another servicer without payment of any fee to New Century. New Century will cooperate in good faith to effect such servicing transfer and shall pay all costs associated with such servicing transfer. In connection with a termination of New Century as servicer, neither New Century nor NCCC shall be responsible for the costs (other than the costs of transferring servicing files) associated with the appointment of a successor servicer.

            (c) Conditions Precedent to Mortgage Loan Purchases. SBRC's obligation to purchase any Mortgage Loans and related servicing rights which it accepts for its Financing Line shall be subject to each of the following conditions:

                  (i) there shall have been delivered to SBRC a Trust Receipt issued by U.S. Bank National Association ("U.S. Bank") with a mortgage loan schedule attached thereto and an exception report which is acceptable to SBRC in its sole discretion, at least 24 hours prior to purchase;

                  (ii) SBRC shall have had an opportunity to perform a due diligence review of each Mortgage Loan and shall have arranged for reappraisals of value with respect to each Mortgage Loan if desired by SBRC;

                  (iii) NCCC shall have provided to SBRC such other documents which are then required to have been delivered under the Purchase and Sale Agreement or which are reasonably requested by SBRC, which other

NC Capital Corporation
New Century Mortgage Corporation
December 1, 2000                                                         Page 3.


                        documents may include UCC financing statements, a favorable opinion or opinions of counsel with respect to matters which are reasonably requested by SBRC, and/or an officer's or secretary's certificate; and

                  (iv) there shall have been delivered to SBRC a limited guaranty of New Century, in the form of Exhibit B hereto, by which New Century guarantees the obligations of NCCC under this Letter Agreement and the Purchase and Sale Agreement.

            (d) Non-Utilization Fee. To the extent that the amount of Mortgage Loans subject to this Financing Line averages less than $150,000,000 for any calendar month, NCCC must pay a non-utilization fee (the "Non-Utilization Fee") of 0.1875% on the difference between $150,000,000 and the amount of Mortgage Loans on the Financing Line during such month.

            (e) Information. NCCC and New Century will furnish SBRC with all financial and other information concerning NCCC and New Century as SBRC deems reasonably appropriate in connection with the performance of the services contemplated by this letter, including (without limitation) "Monthly Cash Flow Projections and Sensitivity Analyses," and will provide SBRC with reasonable access during normal business hours to NCCC's and New Century's officers, directors, employees, accountants, and other representatives. NCCC and New Century acknowledge and confirm that SBRC (i) will rely on such information in the performance of the services contemplated by this letter without independently investigating or verifying any of it, (ii) assumes no responsibility for the accuracy or completeness of such information and (iii) will not disclose such information to any third party without the prior written consent of NCCC or New Century, as applicable.

            2 Financing Line.

            (a) In General. Pursuant to the terms of this Financing Line, SBRC shall simultaneously purchase from, and sign a forward commitment to resell to, NCCC Mortgage Loans and the related servicing rights that are deemed acceptable for such Financing Line as set forth below. The Financing Line shall be more fully documented pursuant to the Mortgage Loan Purchase and Sale Agreement (the "Purchase and Sale Agreement") to be entered into among NCCC, New Century and SBRC, which shall be substantially similar in form to the Mortgage Loan Purchase and Sale Agreement dated May 31, 2000 between New Century and SBRC but shall provide for servicing provisions similar to those set forth in Section 1(b) of this Letter Agreement. Under the Purchase and Sale Agreement, NCCC will make standard secondary market corporate representations and warranties as of the date such Purchase and Sale Agreement is executed and as of any settlement date for the purchase and sale of any Mortgage Loans pursuant to such Purchase and Sale Agreement (each such date, a "Settlement Date") and NCCC shall make standard secondary market representations and warranties with respect to each Mortgage Loan as of the Settlement Date on which such Mortgage Loan is sold to SBRC.

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NC Capital Corporation
New Century Mortgage Corporation
December 1, 2000                                                         Page 4.


      Except as described below, the "Purchase Price" with respect to each Mortgage Loan and related servicing rights which conforms to the Underwriting Standards of New Century which were most recently reviewed and approved by SBRC and which is not a Special Risk Mortgage Loan (as defined in Section 2(b) hereof), a Non-Standard Mortgage Loan (as defined in Section 2(c) hereof) or a Problem Mortgage Loan (as defined in Section 2(d) hereof) (a "Standard Mortgage Loan") shall be equal to the lesser of (i) 101.25% of the unpaid principal balance of such Standard Mortgage Loan and (ii) the fair market value of such Standard Mortgage Loan in SBRC's sole discretion. Except as described below, the "Purchase Price" for each Special Risk Mortgage Loan and related servicing rights shall be equal to the amount determined in accordance with the provisions of Section 2(b)(ii) hereof and the "Purchase Price" for each Non-Standard Mortgage Loan and related servicing rights shall be equal to the amount determined in accordance with the provisions of Section 2(c)(ii) hereof. Notwithstanding the foregoing, the "Purchase Price" for each Mortgage Loan will be reduced by the amount of any Collateral Value Deficiency paid by NCCC with respect to such Mortgage Loan.

      The repurchase price shall reflect the agreed upon return to SBRC for providing the Financing Line (the "Financing Cost"). With respect to any Standard Mortgage Loan, Special Risk Mortgage Loan or Non-Standard Mortgage Loan, the Financing Cost shall equal One Month LIBOR (as defined herein) plus 1.75%. NCCC shall retain principal and interest on any Mortgage Loans subject to the Financing Line.

      "One Month LIBOR" means as of the related Settlement Date, the 30 day London Interbank Offered Rate as of 11:00 a.m. (London time) on such date, as indicated on page number 3750 of the Telerate Service (rounded upwards if necessary to the nearest whole multiple of 1/16%). If One Month LIBOR cannot be so determined, then One Month LIBOR shall mean the rate determined by SBRC in its sole discretion.

      The Financing Line at any one time shall be initially limited to $500,000,000 in amount of Mortgage Loans, which limit shall be reduced by an amount equal to the principal balance of each Mortgage Loan (calculated at the time such Mortgage Loan was first added to the Financing Line) removed from the Financing Line (excluding any unfundings, Mortgage Loans repurchased for due diligence reasons or Mortgage Loans removed for a breach of a representation or warranty set forth on Exhibit B to the Purchase and Sale Agreement) and shall have a term of one month. The maximum amount of Special Risk Mortgage Loans and Non-Standard Mortgage Loans in the Financing Line shall not exceed $65,000,000 at any one time.

      NCCC shall have the right to add Mortgage Loans to the Financing Line up to four times each month. Standard Mortgage Loans may be removed from the Financing Line up to four times a month (one of which shall be on the roll date). Special Risk Mortgage Loans and Non-Standard Mortgage Loans may be removed from the Financing Line with 24 hours prior written notice by NCCC to SBRC.

NC Capital Corporation
New Century Mortgage Corporation
December 1, 2000                                                         Page 5.


            SBRC shall provide not less than twenty eight days' prior notice to NCCC and U.S. Bank National Association (or such other warehouse lender as directed by NCCC) in the event that SBRC elects to not renew the Financing Line for any month.

            (b) Special Risk Mortgage Loans. A "Special Risk Mortgage Loan" is defined as any Mortgage Loan (i) that is a second lien Mortgage Loan; (ii) that is a first lien Mortgage Loan with an unpaid principal balance of less than $50,000. Special Risk Mortgage Loans shall be subject to the following qualifications with respect to the Financing Line:

            (i) the maximum Financing Line with respect to Special Risk Mortgage Loans shall equal $20,000,000 (of which no more than $10,000,000 shall be second lien Mortgage Loans and no more than $10,000,000 shall be first lien Mortgage Loans that have unpaid principal balances less than $50,000);

            (ii) with respect to the Special Risk Mortgage Loans, the Purchase Price shall be equal to (A) the lesser of (i) 80.00% of the unpaid principal balance of any Special Risk Mortgage Loan that is a second lien Mortgage Loan and (ii) the fair market value of such Special Risk Mortgage Loan in SBRC's sole discretion and (B) the lesser of (i) 80.00% of the unpaid principal balance of any Special Risk Mortgage Loan that is a first lien Mortgage Loan with an unpaid principal balance of less than $50,000 and (ii) the fair market value of such Special Risk Mortgage Loan in SBRC's sole discretion.

            (c) Non-Standard Mortgage Loans. A "Non-Standard Mortgage Loan" is defined as any Mortgage Loan (i) with an unpaid principal balance in excess of $1,000,000; or (ii) that has a loan-to-value ratio in excess of 85.00% (up to a maximum of 95.00%). Non-Standard Mortgage Loans shall be subject to the following qualifications with respect to the Financing Line:

            (i) the maximum Financing Line with respect to Non-Standard Mortgage Loans shall equal $80,000,000 (of which no more than $10,000,000 shall have unpaid principal balances greater than $1,000,000 and no more than $75,000,000 shall be Mortgage Loans with a loan-to-value ratio in excess of 85.00% (up to a maximum of 95.00%));

            (ii) with respect to the Non-Standard Mortgage Loans, the Purchase Price shall be the market value of such Mortgage Loans as determined by SBRC acting in good faith.

            (d) Problem Mortgage Loans. A "Problem Mortgage Loan" is defined as any Mortgage Loan which is in SBRC's sole discretion of insufficient quality to be financed as a Standard Mortgage Loan, a Special Risk Mortgage Loan or a Non-Standard Mortgage Loan; provided, however, that if SBRC agrees, it can finance any Mortgage Loan rejected from a securitization or whole loan purchase as a Non-Standard Mortgage Loan, (a) which is missing

NC Capital Corporation
New Century Mortgage Corporation
December 1, 2000                                                         Page 6.


documentation or other information and such problem is not cured by NCCC in sixty days, (b) which is delinquent at the time of financing by SBRC, which becomes delinquent during such financing by SBRC or (c) was more than thirty days but less than sixty days delinquent on more than one occasion in the prior twelve months and is now current. Problem Mortgage Loans shall be financed by SBRC pursuant to the Master Loan and Security Agreement, dated April 1, 2000, the ("Loan and Security Agreement"), among New Century Mortgage Corporation as servicer, NC Capital Corporation as borrower and SBRC as Lender.

      With respect to any Mortgage Loan that is a Problem Mortgage Loan, in the event that SBRC determines in its sole discretion that such Problem Mortgage Loan has ceased to be a Problem Mortgage Loan, such Mortgage Loan shall be treated as a Standard Mortgage Loan, Special Risk Mortgage Loan or a Non-Standard Mortgage Loan, as the case may be, as of the first day of the month following such determination.

      Notwithstanding the foregoing, with respect to any Standard Mortgage Loan, Special Risk Mortgage Loan or Non-Standard Mortgage Loan, the Purchase Price for such Mortgage Loan shall decrease by 10% beginning on the date that is 120 days from the date of origination and by an additional 10% for each succeeding month thereafter.

      No Mortgage Loan shall be subject to the terms of the Financing Line if:
(i) the unpaid principal balance of such Mortgage Loan exceeds $1,500,000 or
(ii) such Mortgage Loan has a loan-to-value ratio greater than 95.00%. No Mortgage Loan the mortgagor of which had a FICO score of less than 500 or any Mortgage Loan originated in accordance with Section 32 of the Homeownership and Equity Protection Act of 1994 shall be subject to this Financing Line or the Loan and Security Agreement.

            (e) Mark-to-Market. If with respect to any Standard Mortgage Loan, Special Risk Mortgage Loan or Non-Standard Mortgage Loan, SBRC at any time determines, in its sole discretion, that there exists a Collateral Value Deficiency (as defined below) and SBRC notifies NCCC in writing of such Collateral Value Deficiency, NCCC shall, no later than one (1) Business Day after receipt of such notice, pay to SBRC an amount equal to such Collateral Value Deficiency, such that after giving effect to such payment, the Collateral Value Deficiency is reduced to zero. With respect to any Mortgage Loan, a "Collateral Value Deficiency" shall mean any time the excess, if any, of (a) the outstanding Purchase Price of such Mortgage Loan as defined in Section 2(a) hereof over (b) the Market Value of such Mortgage Loan. "Market Value" shall mean, as of any date in respect of any Standard Mortgage Loan, Special Risk Mortgage Loan or Non-Standard Mortgage Loan, the value of such Mortgage Loan as determined by SBRC in its sole discretion. SBRC shall have the right to mark-to-market any Mortgage Loan on a daily basis.

            (f) Mortgage Loan Schedule. No Mortgage Loan shall be included in the Financing Line unless NCCC shall have delivered to SBRC at least 48 hours prior to such inclusion, a magnetic tape, in a format acceptable to SBRC, consisting of the loan characteristics agreed upon by SBRC and NCCC with respect to each Mortgage Loan.

NC Capital Corporation
New Century Mortgage Corporation
December 1, 2000                                                         Page 7.


            (g) Marketing of Mortgage Loans. SBRC may (subject to NCCC's consent unless a Termination Event has occurred) market the Special Risk Mortgage Loans and the Non-Standard Mortgage Loans on NCCC's behalf for a purchase price acceptable to NCCC and shall provide NCCC with a copy of a trade ticket or letter of intent with respect to any commitment to sell such Mortgage Loans.

            (h) Hedging. NCCC will have the option to establish one or more securities or commodities accounts at Salomon Smith Barney and to enter into transactions in such accounts (and only in such accounts) that are intended to hedge the interest rate risk on Mortgage Loans included in the Financing Line.

            3 [Reserved].

            4. Termination.

            (a) NCCC shall have the right to terminate its obligations hereunder upon (i) any material default by SBRC of its obligations under this Letter Agreement which is not cured within 30 days following written notice of such default to SBRC by NCCC.

            (b) SBRC shall have the right to terminate this Letter Agreement upon the occurrence of any of the following events (each, a "Termination Event"):

            (i) the judgment by SBRC in good faith that a material adverse change has occurred with respect to the business, properties, assets or condition (financial or otherwise) of NCCC;

            (ii) SBRC shall reasonably request, specifying the reasons for such request, information, and/or written responses to such requests, regarding the financial well-being of NCCC and such information and/or responses shall not have been provided within three business days of such request;

            (iii) Either (A) a change in control of NCCC shall have occurred without the consent of SBRC, other than in connection with and as a result of the issuance and sale by NCCC of registered, publicly offered common stock; or (B) SBRC determines in its sole discretion that any material adverse change has occurred in the management of NCCC;

            (iv) There is (A) a material breach by NCCC of any representation and warranty contained in the Purchase and Sale Agreement, other than a representation or warranty relating to particular Mortgage Loans, and SBRC has reason to believe in good faith either that such breach is not curable within 30 days or that such breach may not have been cured in all material respects at the expiration of 30 days following discovery thereof by NCCC or (B) a failure

NC Capital Corporation
New Century Mortgage Corporation
December 1, 2000                                                         Page 8.


                  by NCCC to make any payment payable by it under the Purchase and Sale Agreement or (C) any other failure by NCCC to observe and perform in any material respect its material covenants, agreements and obligations with SBRC, including without limitation those contained in the Purchase and Sale Agreement, and SBRC has reason to believe in good faith that such failure may not have been cured in all material respects at the expiration of 30 days following discovery thereof by NCCC;

            (v) There shall have occurred any outbreak or material escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis, the effect of which on the financial markets is such as to make it, in the judgment of SBRC, impracticable to continue the commitment; or

            (vi) NCCC fails to provide written notification to SBRC of any material change in its loan origination, acquisition or appraisal guidelines or practices, or NCCC, without the prior consent of SBRC (which shall not be unreasonably withheld), amends in any material respect its loan origination, acquisition or appraisal guidelines or practices; or

            (vii) A default by NC Residual II Corporation under the provisions of the Global Master Repurchase Agreement, dated as of December 11, 1998, between Salomon Smith Barney Inc., as agent for Salomon Brothers International Ltd. and NC Residual II Corporation; or

           (viii) NCCC's default in the payment of the amount of any Collateral Value Deficiency for more than one (1) Business Day after receipt of written notice of such Collateral Value Deficiency as provided in Section 2(d) hereof;

provided, that SBRC shall have the right to dispose of any collateral held by SBRC pursuant to this Letter Agreement. In connection with a Termination Event under this Section 4, SBRC shall have the right to transfer servicing as provided in Section 1(b).

            (c) Subject to the provisions of this Section 4, this Letter Agreement shall terminate upon the earlier of (i) May 31, 2001 and (ii) twenty eight days following receipt by NCCC of written notice from SBRC that this Letter Agreement shall terminate; provided that the Master Loan and Security Agreement provided for in Section 2(b) shall continue under its terms; provided, further, that SBRC may, in its sole discretion, extend the terms of this Letter Agreement. In addition, upon receipt by NCCC of the written notice referred to in (ii) above, NCCC will not be permitted to increase the amount of Mortgage Loans on the Financing Line beginning on such date without SBRC's consent.

NC Capital Corporation
New Century Mortgage Corporation
December 1, 2000                                                         Page 9.


            Notwithstanding any other provision of this Section 4, any grace or notice period provided herein in respect of a notice to be given or action to be taken by SBRC (other than with respect to the notice provided by SBRC in Section 4(c)(ii)) may be shortened or eliminated by SBRC if, in its sole good faith discretion, it is unreasonable to do so under the circumstances, taking into consideration, among other things, the volatility of the market for the Mortgage Loans involved, the extent and nature of any Termination Event (or events which with the giving of such notice and passage of time would constitute Termination Events) and the risks inherent in deferring the exercise of remedies for the otherwise applicable grace or notice period.

            5. General Provisions.

            (a) SBRC's Discretion. It is understood that SBRC shall have absolute discretion in determining whether to accept or reject any Mortgage Loan. Notwithstanding the foregoing, however, subject to NCCC's representations, warranties and covenants as set forth herein and in any related agreements, all Standard Mortgage Loans, Special Risk Mortgage Loans and Non-Standard Mortgage Loans originated by New Century in accordance with the underwriting standards of New Century which were most recently approved by SBRC shall be eligible for financing under the Financing Line in accordance with the terms hereof. It is further understood that SBRC shall have absolute discretion in determining whether any Mortgage Loan is a Standard Mortgage Loan, Special Risk Mortgage Loan, Non-Standard Mortgage Loan or Problem Mortgage Loan and SBRC shall have the right to approve or disapprove any Mortgage Loan with an unpaid principal balance in excess of $1,000,000 (for which such Mortgage Loans, NCCC shall have obtained two appraisals).

            (b) Governing Law. This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to its conflicts of laws principles).

            (c) Amendment or Waiver. This Letter Agreement may not be amended or modified except in writing signed by each of the parties hereto.

            (d) Counterparts. This Letter Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

            (e) Severability Clause. Any part, provision, representation or warranty of this Letter Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Letter Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Letter Agreement

NC Capital Corporation
New Century Mortgage Corporation
December 1, 2000                                                        Page 10.


shall deprive any party of the economic benefit intended to be conferred by this Letter Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Letter Agreement without regard to such invalidity.

            (f) No Partnership. Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto.

            (g) Further Agreements. New Century, NCCC and SBRC each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Letter Agreement.

            (h) Termination. Other than those sections intended to survive in the letter agreement dated April 1, 2000 among New Century, NCCC, Salomon Smith Barney and SBRC (including those sections related to indemnification), such letter agreement is hereby terminated.

            (i) Expenses. NCCC shall pay the expenses of Thacher Proffitt & Wood, counsel for SBRC, in connection with the Financing Line and any amendment thereto, which fees and expenses will not exceed $20,000 in connection with the Financing Line and will not exceed a negotiated cap between the parties in connection with each amendment thereto, if any.

            Please confirm that the foregoing is in accordance with your understanding by signing this letter of agreement and two enclosed copies and returning to us the enclosed copies. The letter signed by you shall constitute a binding agreement between us as of the date first above written.

                                          Yours sincerely,

                                          SALOMON BROTHERS REALTY CORP.

                                          By: /s/ [ILLEGIBLE]
                                              ----------------------------------
                                          Name:
                                          Title:

ACCEPTED AND AGREED TO
AS OF THE DATE FIRST ABOVE WRITTEN:

NEW CENTURY MORTGAGE CORPORATION

By: _______________________________
Name:
Title:


NC CAPITAL CORPORATION

By: _______________________________
Name:
Title:

            Please confirm that the foregoing is in accordance with your understanding by signing this letter of agreement and two enclosed copies and returning to us the enclosed copies. The letter signed by you shall constitute a binding agreement between us as of the date first above written.

                                          Yours sincerely,

                                          SALOMON BROTHERS REALTY CORP.

                                          By: __________________________________
                                          Name:
                                          Title:

ACCEPTED AND AGREED TO
AS OF THE DATE FIRST ABOVE WRITTEN:

NEW CENTURY MORTGAGE CORPORATION

By: /s/ Patrick Flanagan
    -------------------------------
Name:  Patrick Flanagan
Title: EVP/COO


NC CAPITAL CORPORATION

By: /s/ Patrick Flanagan
    -------------------------------
Name:  Patrick Flanagan
Title: President

                                   EXHIBIT A

                           FORM OF RECOGNITION LETTER

Salomon Brothers Realty Corp.
390 Greenwich Street
4th Floor
New York, NY 10013

Attention:  Mr. Matthew Bollo
            Facsimile No. (212) 723-8604

Re: [Name and Date of ] Servicing Agreement ("Agreement") between [Name of Sub-Servicer] and New Century Mortgage Corporation

Ladies and Gentlemen:

      The undersigned, _______________ ("Sub-Servicer"), having an address at _________________, _________ Attention: _______________, has been informed by
New Century Mortgage Corporation ("New Century") that NC Capital Corporation ("NCCC") from time to time enters into transactions with you ("SBRC") in which SBRC purchases mortgage loans (including the related servicing rights) serviced by Sub-Servicer for New Century pursuant to the captioned Agreement, and NCCC agrees to repurchase such mortgage loans (and related servicing rights) on specified future dates (the agreement that provides for such purchases and repurchases, the "Purchase and Sale Agreement"). New Century has requested that Sub-Servicer provide this letter agreement to SBRC in order to, and Sub-Servicer hereby agrees to, acknowledge that SBRC owns the servicing rights and, upon a written notice to Sub-Servicer from SBRC that NCCC failed to repurchase a Mortgage Loan on the related repurchase date or if NCCC defaults under the Purchase and Sale Agreement and upon written notice to Sub-Servicer from U.S. Bank National Association ("Custodian") that Custodian holds specified mortgage loans (the "Salomon Loans") for SBRC, that Sub-Servicer will no longer be sub-servicer with respect to the Salomon Loans, unless the term of sub-servicing is extended by SBRC in its sole discretion. NCCC and New Century hereby agree to indemnify Sub-Servicer for any loss, liability, damage, judgment, cost or expense in any way related to the exercise of such termination by SBRC with respect to the Salomon Loans. Any fee payable to the Sub-Servicer shall be paid by New Century without any right of reimbursement by SBRC.

                                        Yours sincerely,

                                        SALOMON BROTHERS REALTY CORP.

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        NC CAPITAL CORPORATION

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        NEW CENTURY MORTGAGE
                                          CORPORATION

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        [SUB-SERVICER]

                                        By: ____________________________________
                                        Name:
                                        Title:

                                    EXHIBIT B

                            FORM OF LIMITED GUARANTY

                                    SEE TAB 3

                           PURCHASE AND SALE AGREEMENT

            From time to time Salomon Brothers Realty Corp. ("SBRC") and NC Capital Corporation (the "Seller") may engage in purchase and sale transactions whereby the Seller sells to SBRC adjustable rate and fixed rate one- to-four family first lien and second lien mortgage loans acceptable to SBRC in its sole discretion ("Eligible Mortgage Loans") and related servicing rights at a price equal to the Purchase Price (as defined herein) and whereby, on a date fixed by agreement between SBRC and the Seller, the Seller agrees to repurchase such Eligible Mortgage Loans and related servicing rights from SBRC and SBRC agrees to resell such Mortgage Loans and related servicing rights to the Seller, at the repurchase price, which is based on the Purchase Price and reflects the agreed upon return to SBRC (the "Repurchase Price"), all subject to and in accordance with the terms and conditions set forth below. All such Eligible Mortgage Loans which shall at any time have been delivered to SBRC and not yet repurchased by the Seller hereunder, together with all rights related thereto, shall hereinafter be referred to as the "Mortgage Loans" and the date on which SBRC purchases each such Mortgage Loan shall be referred to as the "Purchase Date." Capitalized terms used but not defined herein shall have the meanings set forth in the letter agreement, dated November 30, 2000 (the "Letter Agreement") among SBRC, New Century Mortgage Corporation ("New Century") and the Seller.

            The "Purchase Price" with respect to each Standard Mortgage Loan and related servicing rights shall be equal to the lesser of (i) 101.25% of the unpaid principal balance of such Standard Mortgage Loan and (ii) the fair market value of such Standard Mortgage Loan in SBRC's sole discretion. The "Purchase Price" for each Special Risk Mortgage Loan and related servicing rights shall be equal to (A) the lesser of (i) 80.00% of the unpaid principal balance of any Special Risk Mortgage Loan that is a second lien Mortgage Loan and (ii) the fair market value of such Special Risk Mortgage Loan in SBRC's sole discretion and
(B) the lesser of (i) 80.00% of the unpaid principal balance of any Special
Risk Mortgage Loan that is a first lien Mortgage Loan with an unpaid principal balance of less than $50,000 and (ii) the fair market value of such Special Risk Mortgage Loan in SBRC's sole discretion. The "Purchase Price" for each Non-Standard Mortgage Loan and related servicing rights shall be the market value of such Mortgage Loans as determined by SBRC acting in good faith. Notwithstanding the foregoing, the "Purchase Price" for each Mortgage Loan will be reduced by the amount of any Collateral Value Deficiency paid by NCCC with respect to such Mortgage Loan.

            Terms and conditions, applicable to each purchase and sale transaction:

            1. If the Seller and SBRC agree to enter into a purchase and sale transaction, then on the same day the Seller shall sell and deliver to SBRC or its agent the agreed upon Eligible Mortgage Loans, together with all rights related thereto, against the crediting of the Purchase Price for such transaction to an account of the Seller in immediately available funds. The Seller represents and warrants that it has the unqualified right to sell, transfer, assign or pledge the Eligible Mortgage Loans that will become
Mortgage Loans and that such Mortgage Loans, upon delivery to SBRC, will be free and clear of any lien, claim or encumbrance. The Seller further represents that this Agreement is legally entered into by the Seller, does not violate any ordinance, charter, rule or statute applicable to it and that the person executing this Agreement on behalf of the Seller has been duly and properly authorized to do so. The Seller hereby represents and warrants that as of the Purchase Date of any Mortgage Loan, each of the representations and warranties specified on Exhibit A attached hereto are true and correct and each of the representations and warranties specified on Exhibit B attached hereto are true and correct as to each of the Mortgage Loans delivered to SBRC on such date. With respect to the representations and warranties contained in Exhibit B attached hereto which are made to the knowledge or the best of knowledge of the Seller, or as to which the Seller, has no knowledge, if it is discovered that the substance of any such representation and warranty was materially inaccurate as of the date such representation and warranty was made or deemed to be made, and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of SBRC, then notwithstanding the lack of knowledge by the Seller, with respect to the substance of such representation and warranty being materially inaccurate at the time the representation and warranty was made, SBRC shall have the rights set forth in the preceding sentence.

            2. No later than the business day on which each purchase and sale transaction as described in paragraph 1 is effected, SBRC shall send to the Seller a confirmation (the "Confirmation") setting forth with respect to such purchase and sale transaction: the Eligible Mortgage Loans subject thereto; the Purchase Price of such Eligible Mortgage Loans; the applicable interest rate charged; the date fixed for the resale to the Seller of the Mortgage Loans; and the Repurchase Price. Each Confirmation shall be binding upon the parties hereto unless written notice of objection is given by the objecting party within one
(1) business day after the objecting party's receipt of such confirmation. Each purchase of Mortgage Loans from the Seller by SBRC and sale of Mortgage Loans by SBRC to the Seller shall also be evidenced by a trade confirmation between SBRC and the Seller. In addition, the Seller shall deliver to SBRC on each Purchase Date a Bill of Sale with respect to the related Mortgage Loans in the form of Exhibit C hereto.

            3. On the date fixed for repurchase of any Mortgage Loan, such repurchase will be effected by delivery to the Seller or its agent of the Mortgage Loans against the crediting of the Repurchase Price to an account of SBRC in immediately available funds.

            4. If, with respect to the Mortgage Loans, SBRC at any time determines, in its sole discretion, that there exists a Collateral Value Deficiency (as defined below) and SBRC notifies NCCC in writing of such Collateral Value Deficiency, NCCC shall, no later than two (2) Business Days after receipt of such notice, pay to SBRC an amount equal to such Collateral Value Deficiency, such that after giving effect to such payment, the Collateral Value Deficiency is reduced to zero. With respect to the Mortgage Loans, Collateral Value Deficiency shall mean any time the excess, if any, of (a) the outstanding Purchase Price of such Mortgage Loan over (b) the Market Value of such Mortgage Loan. "Purchase Price," with respect to Standard Mortgage Loans, Special Risk Mortgage Loans and Non-Standard Mortgage Loans, respectively, is defined in Sections 2(a), (b) and (c) respectively, of the Letter Agreement. "Market Value" shall mean, as of any date in respect of any Standard Mortgage Loan or any Non-Standard Mortgage Loan, the value of such Mortgage Loan as determined by SBRC in its sole discretion. SBRC shall have the right to mark-to-market the Mortgage Loan on a daily basis.

            5. Upon a Seller Event of Default (as defined in paragraph 7 hereof), SBRC may re-register any of the Mortgage Loans in its name or the name of its agent and may resell the Mortgage Loans, with the right to re-register given to the purchaser.

            6. The Seller has delivered to SBRC its most recent financial statements and represents that such statements fairly represent its financial condition as to the date of such statements. The Seller also represent that there has been no material adverse change in its financial condition since that date. The Seller shall promptly deliver to SBRC all financial statements subsequently made available by it to any creditor of the Seller or any regulator of a substantial portion of its business. The Seller agrees that its agreement to enter into each repurchase transaction shall constitute a representation that there has been no material adverse change in its financial condition since the date of the latest such statement.

            7. The occurrence of any of the following shall constitute a "Seller Event of Default":

            (a) the judgment by SBRC in good faith that a material adverse change has occurred with respect to the business, properties, assets or condition (financial or otherwise) of the Seller;

            (b) SBRC shall reasonably request, specifying the reasons for such request, information, and/or written responses to such requests, regarding the financial well-being of the Seller and such information and/or responses shall not have been provided within three business days of such request;

            (c) Either (A) a change in control of the Seller shall have occurred without the consent of SBRC, other than in connection with and as a result of the issuance and sale by the Seller of registered, publicly offered common stock; or (B) SBRC determines in its, sole discretion that any material adverse change has occurred in the management of the Seller;

            (d) There is (A) material breach by the Seller of any representation and warranty contained in this Agreement, other than a representation or warranty relating to a particular Mortgage Loan, and SBRC has reason to believe in good faith either that such breach is not curable within 30 days or that such breach may not have been cured in all material respects at the expiration of 30 days following discovery thereof by the Seller or (B) a failure by the Seller to make any payment payable by it hereunder or (C) any other failure by the Seller to observe and perform in any material respect its material covenants, agreements and obligations with SBRC, including without limitation those contained in this Agreement or any other agreement between SBRC and the Seller, and SBRC has reason to believe in good faith that such failure may not have been cured in all material respects at the expiration of 30 days following discovery thereof by the Seller;

            (e) If the Seller shall fail to provide written notification to SBRC of any material change in its loan origination, acquisition or appraisal guidelines or practices, or the Seller, without the prior consent of SBRC (which shall not be unreasonably withheld), shall amend in any material respect its loan origination, acquisition or appraisal guidelines or practices;

            (f) If the Seller shall fail to fully and timely perform any obligation to SBRC or to any broker, dealer, bank or other financial institution in respect of a transaction involving securities, commodities or other instruments ("Instruments") (regardless of whether SBRC has any right, title or interest therein);

            (g) If the Seller admits its inability or SBRC reasonably believes the Seller is unable to perform fully when such performance will become due any obligation on the Seller's part to any broker, dealer, bank or other financial institution in respect of a transaction involving Instruments not then due (regardless of whether SBRC has any right, title or interest therein);

            (h) If the Seller shall make an assignment for the benefit of creditors, or admit in writing its inability to pay debts as they become due, or generally not pay its debts as they become due, or file any petition, application or answer seeking for itself any entry of an order for relief, protective decree, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code or any other federal, state or foreign, present or future, statute, law or regulation, or be subject to any such order for relief or protective decree entered by a court, or file any answer admitting or not controverting the material allegations of such a petition or application filed against the Seller, or seek or acquiesce in the appointment or designation of, on taking possession by, any trustee, receiver, liquidator or agent in respect of all or a substantial part of the Seller's property, or the Seller's trustees, directors, majority shareholders, partners or other principals, as the case may be, shall take any action looking to the dissolution or liquidation of the Seller or to the taking of any action described in this paragraph (h), or any of the foregoing shall occur in respect of any one or more of the Seller's general partners, principals or parent entities or other persons exercising control over the Seller;

            (i) If an action shall be commenced or a petition or application shall be filed against the Seller seeking any order for relief, protective decree, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code, Securities Investor Protection Act or any federal, state or foreign present or future statute, law or regulation and such action, petition or application shall not have been dismissed or all orders or proceedings thereunder stayed or vacated, or such stay shall be set aside, or any trustee, receiver, liquidator or agent of all or a substantial part of the Seller's property shall be appointed or designated and such appointment or designation shall not have been vacated, or any of the foregoing shall occur in respect of any one or more of the Seller's general partners, principals or parent entities or other persons exercising control over the Seller;

            (j) If a judgment for the payment of money or affecting all or a substantial part of the Seller's business or property shall be entered or rendered against the Seller, and such judgment shall not have been discharged in full or effectively stayed as to enforcement and execution;

            (k) If the Seller shall default (as principal, guarantor or surety) in the performance of any material contract or in the payment of any principal or interest on any indebtedness or in the performance of or compliance with any agreement, instrument or other writing evidencing such indebtedness or delivered pursuant thereto or in connection therewith, which default shall have continued beyond any applicable period of grace and, in the case of a default in respect of indebtedness, would permit the holder of such indebtedness to accelerate payment of the principal thereof;

            (l) If any statement of the Seller's financial condition prepared by the Seller or at its request shall indicate that, or it shall have acknowledged that, the Seller has a negative net worth or is insolvent;

            (m) If the Securities and Exchange Commission, Commodity Futures Trading Commission, any securities or commodities exchange or association, any banking department or authority, or any other business association or governmental entity or authority shall revoke, cancel, enjoin, suspend or fail to renew the Seller's registration, licensing, qualification or other authorization to do business in respect of any type of business or any geographic area, or any of the foregoing shall occur in respect of any one or more of the Seller's general partners, principals or parent entitles or other persons exercising control over the Seller

            (n) If the Seller shall fail to maintain, or acknowledge that it has failed to maintain, sufficient net capital or any other indicia of financial condition as required by any rule or regulation applicable to the Seller of the Securities and Exchange Commission, Commodity Futures Trading Commission, any securities or commodities exchange or association, any banking department or authority, or any other business association or governmental entity or authority;

            (o) If any securities or commodities exchange or association or other business association shall revoke, cancel, enjoin, suspend or fail to renew the Seller's membership,

            (p) If there shall have occurred any outbreak or material escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis, the effect of which on the financial markets is such as to make it, in the judgment of SBRC, impracticable to continue this Agreement;

            (q) If Seller or any of its affiliates shall default in respect of any transaction with SBRC or any of its affiliates; or

            (r) The Seller's default in the payment of the amount of any Collateral Value Deficiency for more than one (1) Business Day after receipt of written notice of such Collateral Value Deficiency as provided in Section 2(e) of the Letter Agreement; or

            (s) A default by NC Residual II Corporation under the provisions of the Global Master Repurchase Agreement, dated as of December 11, 1998, between Salomon Smith Barney Inc., as agent for Salomon Brothers International Ltd. and NC Residual II Corporation.

            Notwithstanding any other provision of this Agreement, any grace or notice period provided herein in respect of a notice to be given or action to be taken by SBRC may be shortened or eliminated by SBRC if, in its sole good faith discretion, it is reasonable to do so under the circumstances, taking into consideration, among other things, the volatility of the market for the collateral involved, the extent and nature of any Seller Events of Default (or events which with the giving of such notice and passage of time would constitute Seller Events of Default), and the risks inherent in deferring the exercise of remedies for the otherwise applicable grace or notice period.

            8. If a Seller Event of Default shall have occurred and be continuing, SBRC may, upon notice to the Seller (which notice shall not be required to be given in advance in the case of a Seller Event of Default of a type described in paragraph 6(h) or (i)), (a) terminate or accelerate to a date designated by SBRC the date fixed for termination of the directly affected purchase and sale transaction or all of the purchase and sale transactions hereunder and (b) to the extent any portion of the Repurchase Price is not repaid by the Seller on such date, sell a sufficient amount of the Mortgage Loans in a commercially reasonable manner or elect to be deemed to have sold to the Seller such Mortgage Loans, and in either event apply the proceeds of such sale (excluding any reasonable expenses incurred in connection therewith) or, in the case of a deemed sale, the market value of such Mortgage Loans as of the date of such deemed sale, against the payment of the Repurchase Price and any other amounts owing by the Seller under this Agreement, upon which application the Repurchase Price or any such other amounts shall be reduced by the amount as applied and SBRC shall be released from any obligation to sell, return or redeliver such Mortgage Loans. If any Mortgage Loans remain after all obligations of the Seller under this Agreement have been satisfied, SBRC or its agent shall promptly return to the Seller or its agent the balance of the Mortgage Loans. If the Mortgage Loans are not sufficient to satisfy all such obligations, the Seller shall be liable to SBRC for the amount of remaining obligations plus interest at the then prevailing effective Federal Funds Rate as determined by SBRC in its sole discretion. Notwithstanding anything contained in this Agreement, except as expressly provided for in this paragraph 8, SBRC shall under no circumstances whatsoever have any obligation or liability to the Seller in respect of any purchase and sale transaction following the failure of the Seller to pay the applicable Repurchase Price or deliver the applicable Mortgage Loans as and when required by the terms of this Agreement

            9. The occurrence of any of the following shall constitute a "SBRC Event of Default":

            (a) If the Purchase Price is not paid an specified in the second paragraph of this Agreement;

            (b) If SBRC shall make a general assignment for the benefit of creditors; admit in writing its inability to pay its debts as they become due; file a petition in bankruptcy or a petition seeking any reorganization, arrangement, composition. readjustment, liquidation, dissolution or similar relief under any present or future bankruptcy, reorganization, insolvency or similar statute, law or regulation or seek the appointment of any trustee, receiver, custodian or liquidator of SBRC or of all or substantially all of its properties;

            (c) If a proceeding is commenced against SBRC seeking relief or an appointment of a type described in paragraph 9(b) above and such proceeding is not dismissed within 30 days after the commencement thereof;

            (d) If a final judgment for the payment of money shall be rendered against SBRC, and such judgment shall not have been discharged or its execution stayed pending appeal within 60 days of entry or such judgment shall not have been discharged within 60 days of expiration of any such stay;

            (e) If SBRC shall have defaulted under this Agreement by operation of clause (a) of the second sentence of paragraph 16 below, and such default is not cured within three business days after notice; or

            (f) If SBRC or any of its affiliates shall default in respect of any transaction with the Seller or any of its affiliates.

            10. If an SBRC Event of Default shall have occurred and be continuing, the Seller may, upon one business day's prior notice to SBRC, which notice shall not be required to be given in advance in the case of an SBRC Event of Default of a type described in paragraph 8(b) or (c), (a) terminate or accelerate to a date designated by the Seller the date fixed for termination of the directly affected purchase and sale transaction or all purchase and sale transactions hereunder and (b) purchase in a commercially reasonable manner Eligible Mortgage Loans with a market value equal to any Mortgage Loans required to be returned or delivered by SBRC but not so returned or delivered and apply the cost of such purchase (including any reasonable expenses incurred in connection therewith) against the Repurchase Price and any other amounts owing by the Seller under this Agreement, upon which application the Repurchase Price and any such other amounts shall be reduced by the amount so applied and SBRC shall be released from any obligation to sell, return or deliver such Mortgage Loans. After all obligations of SBRC under this Agreement have been satisfied, the Seller shall promptly pay SBRC any portion of such positive amount (after such reduction) which has not previously been paid. SBRC shall pay promptly to the Seller any excess of such cost of purchase of replacement Eligible Mortgage Loans (including expenses as aforesaid) over the amount of the Repurchase Price (prior to reduction), plus interest on such excess for the period from the date of such purchase until the date of full payment by SBRC at the then prevailing effective Federal Funds Rate.

            11. The Seller represents that it will have the authority to enter into and perform any purchase and sale transactions under this Agreement. Each party represents that the person executing this Agreement and the persons executing transactions under this Agreement on its behalf have and will have to authority to do so and that this Agreement does not conflict with any other agreement binding on such party.

            12. The Mortgage Loans shall be identified on a detailed listing to be provided by the Seller to SBRC (a "Mortgage Loan Schedule") by diskette or via modem. The Mortgage Loan Schedule must be received by SBRC not less than 72 hours prior to each transfer of Mortgage Loans and must be in a forms acceptable to SBRC. The Confirmation shall be sent by SBRC to the Seller and the documents contained in the Mortgage File (as defined herein) shall be delivered to U.S. Bank National Association ("U.S. Bank") and held by U.S. Bank pursuant to the terms of a Custodial Agreement, dated as of December 11, 1998 (the "Custodial Agreement"), among the Seller, SBRC and U.S. Bank pursuant to which U.S. Bank shall, among other things, issue trust receipts, as defined therein (the "Trust Receipts"). As a condition to closing any transaction on any Purchase Date, U.S. Bank must deliver to SBRC a Trust Receipt in form and substance acceptable to SBRC. The transfer of such Mortgage Loans for the purposes of this paragraph 12 shall include the delivery to U.S. Bank of the following documents (the "Mortgage File") with respect to each Mortgage Loan, as set forth in the Custodial Agreement:

            (i) the original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________, without recourse" and signed in the name of the Seller by an authorized officer showing an unbroken chain of endorsement from the originator thereof to the person endorsing;

            (ii) the original Mortgage with evidence of recording thereon; or, with respect to any Mortgage which has been delivered for recording but which has not been returned from the recorder's office, a photocopy of such Mortgage, together with an officer's certificate of the Company stating that such Mortgage has been delivered to the appropriate public recording office for recordation on and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be delivered to U.S. Bank after receipt thereof by the Seller;

            (iii) if the Mortgage was executed pursuant to a power of attorney, the power of attorney, with evidence of recording thereon or a copy, certified by the appropriate recorder's office as true and correct, with evidence of recording thereon;

            (iv) the original Assignment of Mortgage for each Mortgage Loan, in blank, assigned in blank, without recourse;

            (v) recorded originals of all intervening assignments of the Mortgage;

            (vi) the original lender's title insurance policy, certificate of insurance or binder, or a copy of the title insurance policy or certificate of insurance certified by the applicable title insurer to be a true copy;

            (vii) for each Mortgage Loan with a loan-to-value ratio at origination in excess of 80%, the original policy of primary mortgage guaranty insurance or, if such insurance is provided by a master policy, the original certificate of insurance and a copy of such master policy (which master policy shall not be required to be held in each individual Mortgage File); and

            (viii) the originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon.

      In addition to the documents contained in the Mortgage File, the Seller shall deliver to SBRC on or prior to the Purchase Date for such Transaction a security release certification acceptable to SBRC, certifying the release of any security interest of a third party which may have existed with respect to any of the Mortgage Loans subject to such Transaction during the 45-day period prior to the related Purchase Date and a Bill of Sale in the form of Exhibit C.

            13. Unless otherwise agreed to between SBRC and the Seller, SBRC hereby covenants and agrees to hire New Century to service; and New Century hereby covenants and agrees to service each Mortgage Loan for a term beginning on the related Purchase Date of such Mortgage Loan and related servicing rights to the date such Mortgage Loan and related servicing rights are resold to the Seller; provided that in the event the Seller fails to repurchase a Mortgage Loan on the relaxed repurchase date or if a Seller Event of Default shall have occurred and be continuing, New Century shall immediately be terminated as servicer. New Century shall service such Mortgage Loan substantially in accordance with the servicing provisions specified in the Pooling and Servicing Agreement, Series 2000-NC1, dated as of March 1, 2000 (the "Pooling and Servicing Agreement"), among U.S. Bank, Salomon Brothers Mortgage Securities VII, Inc., New Century and Firstar Bank, N.A. including the following: New Century shall remit or cause to remit payments of principal and interest to SBRC on a date prior to the 25th day of each month beginning with the month after the Purchase Date to permit remittances to certificateholders holders on the 25th day of each month in connection with a securitization, shall enforce "due-on-sale" provisions to the extent permitted by law, shall administer all escrow/impound deposits, shall pay compensating interest on principal prepayments in any month up to the amount of its servicing compensation in such month and shall make all servicing advances on any Mortgage Loan (including advances of delinquent principal and interest payments) on the Mortgage Loans. New Century shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more accounts prior to a securitization in the form of time deposit or demand accounts entitled "[name of sub-servicer] in trust for Salomon Brothers Realty Corp." and deposit all principal and interest daily within one day of receipt. New Century shall be required to make advances in respect of delinquent payments of principal and interest on the Mortgage Loans through foreclosure and in connection with any properties acquired by the related trustee in any securitization transaction through liquidation of such properties, subject to New Century's determination regarding recoverability. The Mortgage Loans shall be serviced for a servicing fee equal to 0.50% per annum payable monthly on the then-outstanding principal balance of each Mortgage Loan (the "Servicing Fee"). New Century's entitlement to such fee is subordinate to any rights and interests of SBRC under this Agreement. Any fee payable to any sub-servicer shall be paid by New Century without any right to reimbursement from SBRC. Notwithstanding the foregoing, in the event the Seller fails to repurchase a Mortgage Loan on the related repurchase date or if a Seller Event of Default has occurred and is continuing, New Century and any related sub-servicer will no longer be servicer with respect to such Mortgage Loan or Mortgage Loans, unless the term of servicing is extended by SBRC in its sole discretion. In such event, SBRC shall have the right to transfer such servicing to another servicer without payment of any fee to New Century. New Century will cooperate in good faith to effect such servicing transfer and shall pay all costs associated with such servicing transfer. In connection with a termination of New Century as servicer, neither New Century nor NCCC shall be responsible for the costs (other than the costs of transferring servicing files) associated with the appointment of a successor servicer.

            14. All notices, deliveries and payments under this Agreement shall be sufficient if in writing and delivered to the party entitled to receive such notices, deliveries or payments, or if transmitted to such party by facsimile transfer, at the following address or facsimile number: (i) if to SBRC: Salomon Brothers Realty Corp., 390 Greenwich Street, 4th Floor, New York, New York 10013, Attention: Secretary (facsimile no.: (212) 723-8604); (ii) if to the
Seller: NC Capital Corporation, 18400 Von Karman, Suite 1000, Irvine, California 92612, Attention: John Kontoulis (facsimile no.: (949) 224-5750) or to such other addresses as either party may furnish the other party by written notice under this paragraph.

            15. It is the intention of the parties to this Agreement that transactions entered into hereunder be considered purchases and sales of Mortgage Loans notwithstanding their treatment for certain accounting purposes as financing transactions. Notwithstanding any other provision of this Agreement, in the event that a transaction hereunder is deemed not to constitute a purchase and sale (a) the Seller shall be deemed to have hereby pledged to SBRC the Mortgage Loans applicable in such transaction as security for the performance by the Seller of its obligations in respect of such purchase and sale transaction and any other purchase and sale transaction between SBRC and the Seller and (b) the existence of such pledge shall be deemed not to violate the representations and warranties in respect of such Mortgage Loans made by the Seller in paragraph 1 above.

            16. SBRC and the Seller hereby acknowledge that they consider each transaction hereunder and all other transactions under this Agreement or any other agreement between the parties, either party and any affiliate of the other party or any affiliates of the parties to constitute a single business and contractual relationship and to have been made in consideration of each other. Therefore, (a) each party and each affiliate of each party hereby agrees to fulfill all of its obligations to the other party and any affiliate of the other party with respect to any transaction or agreement between them or any of their affiliates, and agrees that a default in the performance of any such obligations shall constitute a default hereunder, (b) each party and any of its affiliates shall have a right of setoff against the other party and any of its affiliates of amounts owing hereunder and any other amounts or obligations owing in respect of any other agreement or transaction whatsoever and (c) payments and deliveries made by either party or any of either party's affiliates hereunder shall be considered to have been made in consideration of payments and deliveries made by the other party or any of the other party's affiliates with respect to any other agreement or transaction between them, and the obligations to make any such payments and deliveries may be applied against each other and netted. In order to secure any obligation of either party to the other party or to any affiliate of the other party under this Agreement or any other agreement, each party grants to the other party and the affiliates of the other party a security interest in all property heretofore or hereafter held by or for the benefit of such other party or the affiliates of such other party.

            17. In the event, for any reason, any purchase by SBRC hereunder on any Purchase Date is construed by a court as a secured loan rather than a purchase and sale, the parties intend that SBRC shall have a perfected first priority security interest in all of the related Mortgage Loans. The Seller shall pay all fees and expenses associated with perfecting such security interest, including, without limitation, the cost of filing financing statements under the Uniform Commercial Code to the extent required by SBRC.

            18. The most recent Confirmation by SBRC to the Seller of each transaction delivered pursuant to paragraph 2 hereof, as supplemented by this Agreement, shall constitute a binding agreement between SBRC and the Seller. In the event of any conflict between the provisions of this Agreement and any other agreement, confirmation, instrument or other document, the provisions of this Agreement shall govern; provided that, in the event of any conflict between the terms of this Agreement and any Confirmation duly executed pursuant to
Section 2 hereof, such Confirmation shall govern. This Agreement shall not be assignable by the Seller without prior written consent of SBRC, shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, shall not be changed except by an instrument in writing signed by each of the parties, and shall be governed by the laws of the State of New York. This Agreement may be executed in any number of counterparts, each of which counterparts shall constitute but one and the same instrument. The Seller shall promptly provide such further assurances or agreements as SBRC may request in order to effect the purposes of this Agreement.

            19. In connection with each Transaction entered into between the Seller and SBRC, the Seller and SBRC agree as follows:

                  (a) In the case of any Transaction for which the Repurchase
            Date is other than the business day immediately following the Purchase Date and with respect to which the Seller does not have any existing right to substitute substantially the same mortgage loans for the Mortgage Loans, the Seller shall have the right, subject to the proviso to this sentence, upon notice to SBRC, which notice shall be given at or prior to 10 A.M. New York time on such business day, to substitute substantially the same mortgage loans for any Mortgage Loans; provided, however, that SBRC may elect, by the close of business on the business day notice is received, or by the close of the next business day if notice is given after 10 A.M. New York time on such day, not to accept such substitution. In the event such substitution is accepted by SBRC, such substitution shall be made by the Seller's transfer to SBRC of such other mortgage loans and SBRC's transfer to Seller of such Mortgage Loans, and after such substitution, the substituted mortgage loans shall be deemed to be Mortgage Loans. In the event SBRC elects not to accept such substitution, SBRC shall offer the Seller the right to terminate such Transaction.

                  (b) In the event the Seller exercises its right to substitute or terminate under sub-paragraph (a), the Seller shall be obligated to pay to SBRC, by the close of the business day of such substitution or termination, as the case may be, an amount equal to
            (A) SBRC's actual cost (including all fees, expenses and commissions) of (i) entering into replacement transactions; (ii) entering into or terminating hedge transactions; and/or (iii) terminating, transactions or substituting mortgage loans in like transactions with third parties in connection with or as a result of such substitution or termination, and (B) to the extent SBRC determines not to enter into replacement transactions, the loss incurred by SBRC directly arising or resulting from such substitution or termination. The foregoing amounts shall be solely determined and calculated by SBRC.

            20. With respect to the Seller or New Century, the Seller shall provide SBRC with a litigation report on a monthly basis on or before the 30th day of each month which report shall be current through the 25th day of such month (or later date if noted on the report) and shall briefly describe all ongoing legal or arbitration proceedings (each a "Civil Action") including as to each Civil Action: (1) the file of the Civil Action; (2) a brief summary of the plaintiff's allegations taken from the complaint; and (3) the mount of in controversy to the extent that the complaint specifically pleads a dollar amount of compensatory damages. In addition, the Seller shall give notice to SBRC within ten (10) days after receipt of service of process on the Seller or New Century (or any agent thereof designated for service of process) of any Civil Action where the Seller or New Century is a named party thereto and such Civil
Action: (1) seeks certification of a class of plaintiffs; (2) specifically pleads compensatory damages in excess of $1,000,000 against the Seller or New Century based on the Seller's or New Century's activities in the origination or servicing of the plaintiff's mortgage loan; or (3) the Civil Action if adversely determined would in the reasonable judgment of the Seller result in a judgment of compensatory damages in favor of the plaintiff and against the Seller or New Century in excess of $1,000,000.

            IN WITNESS WHEREOF, SBRC and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of November 30, 2000.

                                         SALOMON BROTHERS REALTY CORP.

                                         By: /s/ [ILLIGIBLE]
                                            -----------------------------------
                                         Name:
                                         Title:


                                         NC CAPITAL CORPORATION

                                         By:
                                            -----------------------------------
                                         Name:
                                         Title:

            IN WITNESS WHEREOF, SBRC and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of November 30, 2000.

                                         SALOMON BROTHERS REALTY CORP.

                                         By:
                                            -----------------------------------
                                         Name:
                                         Title:


                                         NC CAPITAL CORPORATION

                                         By: /s/ Patrick Flanagan
                                            -----------------------------------
                                         Name:  Patrick Flanagan
                                         Title: President

                                   EXHIBIT A

            The Seller represents, warrants and covenants to SBRC as of each Purchase Date or as of such other date as specifically provided herein:

            (i) The Seller is duly organized, validly existing and in good standing as a corporation under the laws of the State of California and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

            (ii) The Seller has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by SBRC and the Seller, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

            (iii) The execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller's articles of incorporation or by-laws or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;

            (iv) The Seller is not in violation of and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets at might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

            (v) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

            (vi) Immediately prior to the payment of the Purchase Price for each Mortgage Loan, the Seller was the owner of the related Mortgage and the indebtedness evidenced by the related Mortgage Note and upon the payment of the Purchase Price by SBRC, in the event that the Seller retains record title, the Seller shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the SBRC as the owner thereof;

            (vii) There are no actions or proceedings against investigations known to it of, the Seller before any court, administrative or other tribunal
(A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or validity or enforceability of this Agreement;

            (viii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approval authorizations or orders, if any, that have been obtained;

            (ix) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions;

            (x) The information delivered by the Seller to SBRC with respect to New Century's loan loss, foreclosure and delinquency experience on mortgage loans underwritten to the same standards as the Mortgage Loans and covering mortgaged properties similar to the Mortgaged Properties, is true and correct in all material respects and includes adjustments for payments which are timely received but which are not honored, due to insufficient funds or for any other reason;

            (xi) This Agreement does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained herein not misleading. The written statements, reports and other documents prepared and furnished or to be prepared and furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby taken in the aggregate do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained therein not misleading; and

            (xiii) With respect to each Mortgage Loan, the Seller is in possession of a complete Mortgage File, except for such documents as have been delivered to U.S. Bank.

                                        EXHIBIT B

            The Seller hereby represents and warrants to SBRC that, as to each Mortgage Loan, as of the related Purchase Date, or as of such date specifically provided herein:

            (i) The information set forth in the Mortgage Loan Schedule, including the field concerning any related Prepayment Charge, is complete, true and correct as of the related Purchase Date;

            (ii) The Mortgage Loan is in compliance with all requirements set forth in the Confirmation, and the characteristics of the Mortgage Loans as set forth in the Confirmation are true and correct;

            (iii) (a) All payments required to be made on or before the first day of the month prior to the month of the Purchase Date, with respect to such Mortgage Loan under the terms of the Mortgage Note have been made; provided, however, in the event that the first due date for a Mortgage Loan is on or after the Purchase Date, the first monthly payment for such Mortgage Loan will be or has been made; (b) the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage; and (c) no payment required under any Mortgage Loan has been 30 days delinquent more than once during the last twelve months and no Mortgage Loan has ever been 60 or more days delinquent;

            (iv) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

            (v) To the best knowledge of the Seller, the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage;
and which have been delivered to U.S. Bank; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed by the Seller or any other person in the chain of title from the Seller to SBRC, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to U.S. Bank and the terms of which are reflected in the Mortgage Loan Schedule;

            (vi) Prior to the transfer to SBRC from the Seller, the Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

            (vii) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirement of the Pooling and Servicing Agreement. All such insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as mortgagee and all premiums thereon have been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae and Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

            (viii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the origination and servicing of the Mortgage Loan have been complied with. Any and all statements or acknowledgements required to be made by the Mortgagor relating to such requirements are and will remain in the Mortgage File;

            (ix) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

            (x) The Mortgage is a valid, existing and enforceable first lien or second lien on the Mortgaged Property, including all improvement on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the market value of the Mortgaged Property and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien or second lien and first or second priority security interest on the property described therein and as of the time it sold each Mortgage Loan to the Purchaser, the Seller had full right to sell and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

            (xi) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

            (xii) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Mortgagor is a natural person who is a party to the Mortgage Note and the Mortgage is in an individual capacity or family trust that is guaranteed by a natural person;

            (xiii) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

            (xiv) Immediately prior to the sale of the Mortgage Loan hereunder, the Seller is the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and has full right to transfer and sell to Mortgage Loan to SBRC free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

            (xv) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

            (xvi) The Mortgage Loan is covered by an ALTA lender's title insurance policy with, in the case of any adjustable rate Mortgage Loan, an adjustable rate mortgage endorsement, such endorsement substantially in the form of ALTA Form 6.0 or 6.1, acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae and Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (x)(a) and (b) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the mortgage interest rate and monthly payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

            (xvii) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration;

            (xviii) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

            (xix) All improvements which were considered in determining the appraised value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. Each appraisal has been performed in accordance with the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989;

            (xx) The Mortgage Loan was (i) originated by New Century or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by mortgagee approved as such by the Secretary of HUD or (ii) acquired by New Century directly through loan brokers or correspondents such that (a) the Mortgage Loan was originated in conformity with New Century's underwriting guidelines, (b) New Century approved the Mortgage Loan prior to funding and (c) New Century provided the funds used to originate the Mortgage Loan and acquired the Mortgage Loan on the date of origination thereof;

            (xxi) Principal payments on the Mortgage Loan commenced no more than two months after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the mortgage rate. The Mortgage Note is payable on the first day of each month in monthly payments which, in the case of each adjustable rate Mortgage Loan, are changed on each adjustment date to an amount which will amortize the stated principal balance of the Mortgage Loan over its remaining term at the mortgage interest rate. Interest on the Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months. The Mortgage Note does not permit negative amortization. No Mortgage Loan permits the Mortgagor to convert an adjustable rate Mortgage Loan to a fixed rate Mortgage Loan;

            (xxii) The origination and collection practices used by New Century with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced by New Century (directly or through a subservicer) and any predecessor servicer in accordance with the terms of the Mortgage Note. With respect to escrow deposits and escrow payments, if any, all such payments are in the possession of, or under the control of, the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note;

            (xxiii) The Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

            (xxiv) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. Since, the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940;

            (xxv) The related Mortgaged Property is not a leasehold estate or, if such Mortgaged Property is a leasehold estate, the remaining term of such lease is at least ten (10) years greater than the remaining term of the related Mortgage Note;

            (xxvi) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (x) above;

            (xxvii) The Mortgage File contains an appraisal of the related Mortgaged Property made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, approved by the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of Fannie Mae and Freddie Mae;

            (xxviii) In the event the Mortgage constitutes a deed of trust, a trustee duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by SBRC to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

            (xxix) No Mortgage Loan contains provisions pursuant to which monthly payments are (a) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provision which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

            (xxx) With respect to each adjustable rate Mortgage Loan, the Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans; and if the Mortgage Loan is a refinanced mortgage loan, the Mortgagor has received all disclosure and rescission materials required by applicable law with respect to the making of a refinanced mortgage loan, and evidence of such receipt is and will remain in the Mortgage File;

            (xxxi) No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

            (xxxii) The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to the Custodial Agreement, have been delivered to U.S. Bank all in compliance with the specific requirements of the Custodial Agreement;

            (xxxiii) The Mortgaged Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

            (xxxiv) No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

            (xxxv) The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

            (xxxvi) Any principal advances made to the Mortgagor prior to the Purchase Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount expressly insured as having first lien or second lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

            (xxxvii) No Mortgage Loan has a balloon payment feature;

            (xxxviii) If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the Fannie Mae's eligibility requirements;

            (xxxix) Neither the Seller nor any affiliate of the Seller has made a mortgage on any Mortgaged Property other than the Mortgage Loan;

            (xl) [reserved];

            (xli) The Mortgage Loan was not intentionally selected by the Seller in a manner intended to adversely affect the interest of SBRC;

            (xlii) The Seller has not dealt with any broker or agent or other person who might be entitled to a fee, commission or compensation in connection with the transaction contemplated by this Agreement other than SBRC;

            (xliii) Each Mortgaged Property consists of a parcel of real property with a single family residence erected thereon, or a two to four-family dwelling, or an individual condominium unit in a low-rise or high-rise condominium project, or an individual unit in a planned unit development. Each Mortgaged Property is improved with a residential dwelling. Without limiting the foregoing, the Mortgaged Property does not consist of any of the following property types: (a) co-operative units, (b) log homes, (c) earthen homes, (d) underground homes, (e) mobile homes and (f) manufactured homes (as defined in the Fannie Mae Originator-Servicer's Guide), except when the appraisal indicates that the home is of comparable construction to a stick or beam construction home, is readily marketable, has been permanently affixed to the site and is not in a mobile home "park." The Mortgaged Property is either a fee simple estate or a long-term residential lease. If the Mortgage Loan is secured by a long-term residential lease, unless otherwise specifically disclosed in the Mortgage Loan Schedule, (A) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent (or the lessor's consent has been obtained and such consent is the Mortgage File) and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protection; (B) the terms of such lease do not (x) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default or (y) prohibit the holder of the Mortgage from being insured under the hazard insurance policy relating to the Mortgaged Property; (C) the original term of such lease is not less than 15 years; (D) the term of such lease does not terminate earlier than 10 years after the maturity date of the Mortgage Note; and (E) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates for residential properties is an accepted practice;

            (xliv) At the time of origination, the loan-to-value ratio of the Mortgage Loan was not greater than 95.00%;

            (xlv) The Mortgage, and if required by applicable law the related Mortgage Note, contains a provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee, at the option of the Mortgagee;

            (xlvi) The Mortgage Loan either contains a customary due-on-sale clause or may be assumed by a creditworthy purchaser of the related Mortgaged Property;

            (xlvii) With respect to any adjustable rate Mortgage Loan, as of any Adjustment Date for such Mortgage Loan, the index applicable to the determination of the Mortgage Rate on such Mortgage Loan will be the average of the interbank offered rates for six-month United States dollar deposits in the London market, generally as published in The Wall Street Journal and as most recently available as of either (i) the first business day 45 days prior to such Adjustment Date or (ii) the first business day of the month preceding the month of such Adjustment Date, as specified in the related Mortgage Note; and

            (xlviii) Each Mortgage Loan is an obligation that is principally secured by real property.

                                   EXHIBIT C

                                  BILL OF SALE

      On this ____ day of __________, 200__, NC Capital Corporation ("NCCC") does hereby sell, transfer, assign, set over and convey to Salomon Brothers Realty Corp ("SBRC"), without recourse, all of the right, title and interest of NCCC in and to each of the adjustable rate and/or fixed rate one-to-four family residential first lien and second lien mortgage loans identified on the Mortgage Loan Schedule attached hereto as Exhibit One (the "Mortgage Loans"), and the related Mortgage Loan Files. Such Mortgage Loans are sold to SBRC pursuant to the Purchase and Sale Agreement dated as of November 30, 2000 between SBRC and NCCC (the "Agreement").

      NCCC hereby represents and warrants that NCCC is the sole legal, beneficial and equitable owner of each Mortgage Loan and has full power and authority to transfer and sell each Mortgage Loan to SBRC free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest that NCCC had or created in the Mortgage Loans or the related Mortgage Loan Files and that as of the date hereof the representations and warranties specified in Exhibits A and B to the Agreement are true and correct as to NCCC and the Mortgage Loans.

      This Bill of Sale shall be governed by, and construed in accordance with, the laws of the State of New York.

                                             NC CAPITAL CORPORATION


                                             By:____________________________

                                             Name:
                                             Title:

                                       EXHIBIT ONE

                                  MORTGAGE LOAN SCHEDULE